UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                             FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):

                        February 28, 2000

                 Commission File Number: 0-21457

               -----------------------------------

                       MORGAN COOPER, INC.
      (Exact name of registrant as specified in its charter)


Delaware                                               75-2254391
(State or other jurisdiction of                  (I.R.S. Employer
 incorporation or organization)               Identification No.)


      214 West 39th Street, #1006, New York, New York 10018
             (Address of principal executive offices)

                          (212) 739-3039
         (Issuer's telephone number, including area code)


                  Goung Hei Investment Co., Ltd.
       16910 Dallas Parkway, Suite 100, Dallas, Texas 75248
       (Former name, former address and former fiscal year,
                  if changed since last report)

Item 4.  Change in Registrant's Certifying Accountants

     Pursuant to a letter dated December 28, 1999, Morgan Cooper,
Inc. (the "Registrant") was informed by its auditors, S. W.
Hatfield, CPA, that the firm would no longer be representing the Registrant as its accountants.

     In connection with the audits of the fiscal year ended June 30, 1999, and up to the date of resignation, there were no disagreements between the Registrant and Hatfield regarding any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, and the firm has not advised the registrant of any reportable events.

     The accountant's report on the financial statements for the previous fiscal year did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

     Filed herewith as an Exhibit is a letter of Hatfield, addressed to the Commission, stating his termination, and a second letter, dated February 28, 2000, indicating agreement with the Registrant's response to this Item 4.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     The following exhibits are filed with this report:

          1)  Letter from S. W. Hatfield to the Company dated
          December 28, 1999; and

          2)  Letter from S. W. Hatfield to the Commission dated
          February 28, 2000.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 28, 2000

                                   MORGAN COOPER, INC.


                                   /s/ Gary Kotler
                                   Chief Financial Officer

                          Exhibit to 8-K


S. W. HATFIELD, CPA
9002 Green Oaks Circle, 2nd Floor
Dallas, Texas 75243-7212


Gentlemen:

Mr. Morgan Cooper, President
GOUNG HEI INVESTMENT CO., LTD.
214 West 39th Street, Suite 1006
New York, New York 10018

Dear Mr. Cooper:

We hereby resign as independent auditors for Goung Hei Investment
Co., Ltd, effective immediately.

We hereby confirm that the client-auditor relationship between Goung Hei Investment Co., Ltd. (SEC File # 33-27439FW) and S. W.
Hatfield, CPA (formerly S. W. Hatfield + Associates) has ceased.


Very truly yours,
S. W. HATFIELD, CPA

/s/ Scott W. Hatfield
Scott W. Hatfield, CPA

cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 9-5
     450 Fifth Street, NW
     Washington, DC 20549

                          Exhibit to 8-K



S. W. HATFIELD, CPA
9002 Green Oaks Circle, 2nd Floor
Dallas, Texas 75243-7212

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Gentlemen:

This firm has reviewed Item 4 - Changes in Registrant's
Certifying Public Accountant of the Form 8-K to be filed by Morgan Cooper, Inc. (formerly Goung Hei Investment Co., Ltd. (SEC
File # 33-27439FW)) on or about February 28, 2000.

We have no disagreements with the statements made within Item 4 of the referenced 8-K.


Yours truly,
S. W. Hatfield, CPA


/s/ Scott W. Hatfield
Scott W. Hatfield, CPA
  for the firm